Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Digital Yearbook, Inc. (the "Company") on Form 10-QSB for the nine months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ohad David, acting in the capacity as the Chief Executive Officer of the Company, and I, Ruth Navon, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Arunkumar Rajapandy
     Arunkumar Rajapandy
     Chief Executive Officer
     February 9, 2009

/s/ Arunkumar Rajapandy
     Arunkumar Rajapandy
      Chief Financial Officer
      February 9, 2009